 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2019

Amyris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	Nasdaq Global Select Market

Item 3.02	Unregistered Sales of Equity Securities.

On May 10, 2019 and May 13, 2019, Amyris, Inc. (the “Company”) entered into separate Exchange Agreements (the “Exchange Agreements”) with certain holders (the “Investors”) of the Company’s 6.50% Convertible Senior Notes due 2019 (the “6.50% Notes”; the terms of the 6.50% Notes were previously reported in Note 4, “Debt” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission on April 17, 2018, which disclosure is incorporated herein by reference), including (i) Foris Ventures, LLC (“Foris”), an entity affiliated with director John Doerr of Kleiner Perkins Caufield & Byers, a current stockholder, and an owner of greater than five percent of the Company’s outstanding common stock, $0.0001 par value per share (the “Common Stock”) and (ii) certain other non-affiliated holders of the 6.50% Notes (the “Non-Affiliated Investors”), including Maxwell (Mauritius) Pte Ltd (“Temasek”), pursuant to which the Investors agreed to exchange their 6.50% Notes, representing $28.5 million aggregate principal amount of 6.50% Notes (the “Exchanged Notes”), plus, in the case of each Investor other than Temasek, accrued and unpaid interest on such 6.50% Notes up to, but excluding, May 15, 2019, the maturity date of the 6.50% Notes, for an aggregate of 7,101,468 shares of Common Stock (the “Shares”) and warrants (the “Warrants”) to purchase an aggregate of 1,744,241 shares of Common Stock (the “Warrant Shares”) (the “Exchange”). The Exchange Agreements include customary representations, warranties and covenants of the parties.

Pursuant to the Exchange Agreements, the Company agreed to issue (i) 1,122,460 shares of Common Stock at a price of $4.60 per share, as well as a Warrant to purchase 352,638 shares of Common Stock at an exercise price of $4.56 per share, the closing price of the Common Stock on the Nasdaq Global Select Market (“Nasdaq”) on May 9, 2019, with an exercise term of two years from issuance, to Foris in exchange for the surrender and cancellation of $5.0 million principal amount of 6.50% Notes and (ii) an aggregate of 5,979,008 shares of Common Stock at a price of $4.00 per share, as well as Warrants to purchase an aggregate of 1,391,603 shares of Common Stock at an exercise price of $5.02 per share, with an exercise term of two years from issuance, to the Non-Affiliated Investors in exchange for the surrender and cancellation of $23.5 million aggregate principal amount of 6.50% Notes. The exercise price of the Warrants is subject to standard adjustments but does not contain any anti-dilution protection, and the Warrants only permit “cashless” or “net” exercise after the six-month anniversary of the exercisability of the applicable Warrant, and only to the extent that there is not an effective registration statement covering the resale of the applicable Warrant Shares. In addition, (i) the exercisability of the Warrant issued to Foris is subject to stockholder approval in accordance with Nasdaq rules and regulations, which the Company intends to seek at its 2019 annual meeting of stockholders, and (ii) each other Warrant provides that the Company may not effect any exercise of such Warrant to the extent that, after giving effect to such exercise, the applicable Investor, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding after giving effect to such exercise.

The initial closing of the Exchange (the “Initial Closing”) occurred on May 10, 2019. At the Initial Closing, the Company issued an aggregate of 3,479,008 shares of Common Stock and Warrants to purchase an aggregate of 1,391,603 shares of Common Stock in exchange for the surrender and cancellation of $13.5 million aggregate principal amount of 6.50% Notes. The Company expects to consummate the remaining portion of the Exchange (the “Subsequent Closing”), consisting of the issuance of an aggregate of 3,622,460 shares of Common Stock and a Warrant to purchase 352,638 shares of Common Stock in exchange for the surrender and cancellation of $15.0 million aggregate principal amount of 6.50% Notes, on May 14, 2019. The Exchanged Notes being surrendered in the Subsequent Closing will be formally retired once they are received by the trustee for the 6.50% Notes and cancelled, which the Company expects to occur by May 15, 2019.

The securities issued or to be issued pursuant to the Exchange Agreements are being sold in private placements pursuant to the exemption from registration under Section 3(a)(9) of the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

Forward-Looking Statements

This report contains forward-looking statements, and any statements other than statements of historical fact could be deemed to be forward-looking statements. These forward-looking statements include, among other things, statements regarding the timing of the Subsequent Closing, the retirement of the Exchanged Notes being surrendered in the Subsequent Closing, and related matters. These statements are subject to risks and uncertainties, including the failure of the Subsequent Closing to occur and the failure of the Exchanged Notes being surrendered in the Subsequent Closing to be retired on the expected timeline, if at all, and actual results may differ materially from these statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 14, 2019	By:	/s/ Kathleen Valiasek
Kathleen Valiasek
Chief Financial Officer